                                                                     EXHIBIT 4.1

                               Dated as of    , 2003
                                           ---

                           COMPANHIA VALE DO RIO DOCE,
                                    as Issuer

                                       and

                              JPMORGAN CHASE BANK,
                                   as Trustee

                                    INDENTURE

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                                TABLE OF CONTENTS

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
1    Definitions and Other Provisions of General Application...............................2
     1.1     Definitions...................................................................2
     1.2     Compliance Certificates and Opinions.........................................10
     1.3     Form of Documents Delivered to Trustee.......................................10
     1.4     Acts of Holders; Record Dates................................................11
     1.5     Notices, Etc., to Trustee and Company........................................13
     1.6     Notice to Holders; Waiver....................................................14
     1.7     Conflict with Trust Indenture Act............................................14
     1.8     Effect of Headings and Table of Contents.....................................14
     1.9     Successors and Assigns.......................................................14
     1.10    Separability Clause..........................................................14
     1.11    Benefits of Indenture........................................................15
     1.12    Governing Law................................................................15
     1.13    Legal Holidays...............................................................15
     1.14    Consent to Service; Jurisdiction.............................................15
     1.15    Language of Notices, Etc.....................................................16

2    Security Forms.......................................................................16
     2.1     Forms Generally..............................................................16
     2.2     Form of Face of Security.....................................................16
     2.3     Form of Reverse of Security..................................................18
     2.4     Form of Trustee's Certificate of Authentication..............................24

3    The Securities.......................................................................25
     3.1     Amount Unlimited; Issuable in Series.........................................25
     3.2     Denominations................................................................27
     3.3     Execution, Authentication, Delivery and Dating...............................27
     3.4     Registration, Registration of Transfer and Exchange..........................28
     3.5     Mutilated, Destroyed, Lost and Stolen Securities.............................32
     3.6     Payment of Interest; Interest Rights Preserved...............................32
     3.7     Persons Deemed Owners........................................................34
     3.8     Cancellation.................................................................34
     3.9     Computation of Interest......................................................34
     3.10    CUSIP or "ISIN" Numbers......................................................34

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
4    Satisfaction And Discharge...........................................................34
     4.1     Satisfaction and Discharge of Indenture......................................34
     4.2     Application of Trust Money...................................................36

5    Remedies.............................................................................36
     5.1     Events of Default............................................................36
     5.2     Illegality Events............................................................37
     5.3     Acceleration of Maturity; Rescission and Annulment...........................38
     5.4     Collection of Indebtedness and Suits for Enforcement by Trustee..............39
     5.5     Trustee May File Proofs of Claim.............................................39
     5.6     Trustee May Enforce Claims Without Possession of Securities..................40
     5.7     Application of Money Collected...............................................40
     5.8     Limitation on Suits..........................................................40
     5.9     Unconditional Right of Holders to Receive Principal, Premium and Interest....41
     5.10    Restoration of Rights and Remedies...........................................41
     5.11    Rights and Remedies Cumulative...............................................41
     5.12    Delay or Omission Not Waiver.................................................41
     5.13    Control by Holders...........................................................42
     5.14    Waiver of Past Defaults......................................................42
     5.15    Undertaking for Costs........................................................42
     5.16    Waiver of Usury, Stay or Extension Laws......................................42

6    The Trustee..........................................................................43
     6.1     Certain Duties and Responsibilities..........................................43
     6.2     Notice of Default; Potential Default.........................................43
     6.3     Certain Rights of Trustee....................................................43
     6.4     Not Responsible for Recitals or Issuance of Securities.......................45
     6.5     May Hold Securities..........................................................45
     6.6     Money Held in Trust..........................................................45
     6.7     Compensation and Reimbursement...............................................45
     6.8     Conflicting Interests........................................................46
     6.9     Corporate Trustee Required; Eligibility......................................46
     6.10    Resignation and Removal; Appointment of Successor............................46
     6.11    Acceptance of Appointment by Successor.......................................48
     6.12    Merger, Conversion, Consolidation or Succession to Business..................49
     6.13    Preferential Collection of Claims Against Company............................49
     6.14    Appointment of Authenticating Agent..........................................49

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                                      ii

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
     6.15    Appointment of Luxembourg Transfer Agent.....................................51
     6.16    Trustee's Application for Instructions from the Company......................51

7    Holders' Lists and Reports by Trustee and Company....................................51
     7.1     Company to Furnish Trustee Names and Addresses of Holders....................51
     7.2     Preservation of Information; Communications to Holders.......................51
     7.3     Reports by Trustee...........................................................52

8    Consolidation, Merger, Conveyance, Transfer or Lease.................................52
     8.1     Company May Consolidate, Etc. Only on Certain Terms..........................52
     8.2     Successor Substituted........................................................53
     8.3     Right to Redemption..........................................................53

9    Supplemental Indentures..............................................................53
     9.1     Supplemental Indentures without Consent of Holders...........................53
     9.2     Supplemental Indentures or Waiver with Consent of Holders....................54
     9.3     Execution of Supplemental Indentures.........................................56
     9.4     Effect of Supplemental Indentures............................................56
     9.5     Conformity with Trust Indenture Act..........................................56
     9.6     Reference in Securities to Supplemental Indentures...........................56
     9.7     Effect of Waiver.............................................................56
     9.8     Notice to Luxembourg Stock Exchange..........................................56

10   Covenants............................................................................57
     10.1    Payment of Principal, Premium and Interest...................................57
     10.2    Maintenance of Office or Agency..............................................57
     10.3    Money for Security Payments To Be Held in Trust..............................57
     10.4    Statement by Officers as to Default..........................................58
     10.5    Reports by Company...........................................................59
     10.6    Limitation on Liens..........................................................59
     10.7    Payment of Additional Amounts................................................60
     10.8    Indemnification of Judgment Currency.........................................63
     10.9    Further Acts; Protection of Collateral.......................................63
     10.10   Notice of Late Payment.......................................................64
     10.11   Securities held by the Company...............................................64
     10.12   Securities Issued or Outstanding.............................................64
     10.13   Status of Securities.........................................................64
     10.14   Maintenance of Good Standing.................................................64
     10.15   Maintenance of Properties....................................................64

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                                      iii

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
     10.16   Payment of Taxes.............................................................65

11   Redemption of Securities.............................................................65
     11.1    Right of Redemption..........................................................65
     11.2    Notice of Redemption.........................................................66
     11.3    Deposit of Redemption Price..................................................66
     11.4    Securities Payable on Redemption Date........................................67
     11.5    Securities Redeemed in Part..................................................67

12   DEFEASANCE AND COVENANT DEFEASANCE...................................................68
     12.1    Company's Option to Effect Defeasance or Covenant Defeasance.................68
     12.2    Defeasance and Discharge.....................................................68
     12.3    Covenant Defeasance..........................................................69
     12.4    Conditions to Defeasance or Covenant Defeasance..............................69
     12.5    Deposited Money and U.S. Government Obligations to Be Held in Trust;
                Miscellaneous Provisions..................................................71
     12.6    Reinstatement................................................................71

Note: This table of contents shall not, for any purpose, be deemed to be a part of this Indenture.

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                                       iv

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Indenture, dated as of       , 2003 among COMPANHIA VALE DO RIO DOCE, a company
                       ------
organized under the laws of the Federative Republic of Brazil (herein called the
"Company"), having its principal office at Avenida Graca Aranha, No. 26, 17
Andar, 20030-900 Rio de Janeiro, RJ, Brazil, and JPMORGAN CHASE BANK, a bank duly organized and existing under the laws of New York, as Trustee (herein called the "Trustee").

RECITALS OF THE COMPANY

The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debt securities (herein called collectively the "Securities"), to be issued in one or more tranches of one or more series as in this Indenture provided. All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

Now, Therefore, This Indenture Witnesseth:

It is hereby covenanted and agreed that the terms and conditions upon which the Securities are issued, authenticated, delivered and accepted by all Persons (as defined below) who shall from time to time be or become the Holders thereof, and the terms and conditions upon which any property herein mortgaged and pledged is to be held and disposed of, which said terms and conditions the Trustee hereby accepts and agrees to discharge pursuant to the terms hereof, are as follows:

1    Definitions and Other Provisions of General Application

     1.1  Definitions

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          1.1.1 the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          1.1.2   terms used herein which are defined in the Trust Indenture
                  Act, either directly or by reference therein, have the meanings assigned to them therein;

          1.1.3 all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term
                  "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United
                  States at the date of such computation;

          1.1.4 unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or Section, as the case may be, of this Indenture;

          1.1.5 unless the context otherwise requires, any reference to a statute, rule or regulation refers to the same (including any successor statute, rule or regulation thereto) as it may be amended from time to time; and

          1.1.6 the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

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                                      2

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          "Act", when used with respect to any Holder, has the meaning specified in Section 1.4.

          "Additional Amounts" has the meaning specified in Section 10.7.

          "Affiliate" of any specified Person means (i) any other Person who directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with such specified
          Person or (ii) for the purposes of the definition of Indebtedness, any other Person in which such specified Person has a 20% or more holding of voting shares. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent Members" has the meaning specified in Section 3.4.5.

          "Applicable Procedures" of the Depositary means, with respect to any matter at any time, the policies and procedures of the Depositary, if any, that are applicable to such matter at such time.

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities of one or more series.

          "Board of Directors" means either the board of directors of the Company or any committee of that board duly authorized to act for it in respect hereof.

          "Board Resolution" means a copy of a resolution that has been duly adopted by the Board of Directors or the Executive Board of the Company, as the case may be, duly certified by the Secretary or an Assistant Secretary of such body as being in full force and effect on the date of such certification, and delivered to the Trustee.

          "Brazil" means the Federative Republic of Brazil.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and
          Friday which is not a day on which banking institutions in The City of New York or the City of Rio de Janeiro are authorized or obligated by law or executive order to close.

          "Clearstream, Luxembourg" has the meaning specified in Section 3.4.5.

          "Commission" means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under applicable law, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed on

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                                       3

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          behalf of the Company by any two of its Directors or its attorneys in fact in accordance with its Bylaws and delivered to the Trustee.

          "Consolidated Net Tangible Assets" means total assets (stated net of applicable reserves and other properly deductible items, to the extent not already deducted in the computation of total assets) after deducting therefrom (i) all current liabilities and (ii) all goodwill, trade names, trademarks, patents and other like intangible assets, each as set forth on the most recent balance sheet of the Company and its consolidated Subsidiaries and computed in accordance with U.S.
          generally accepted accounting principles.

          "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered which office as of the date hereof is located at 450 West
          33rd Street, New York, New York 10001, Attention: Institutional Trust
          Services.

          "Corporation" means a corporation, association, company, limited liability company, joint-stock company or business trust.

          "Defaulted Interest" has the meaning specified in Section 3.6.

          "Default Rate of Interest" means the rate of interest otherwise payable on the principal of the Securities plus 1% per annum.

          "Depositary" means The Depository Trust Company until a successor
          Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean such successor Depositary.

          "Dollar" and "$" mean a U.S. Dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

          "Euroclear" has the meaning specified in Section 3.4.5.

          "Event of Default" has the meaning specified in Section 5.1.

          "Exchange Act" means the U.S. Securities Exchange Act of 1934 and any successor statute thereto.

          "Executive Board" means the executive officers of the Company that are responsible for day to day operations and the implementation of the general policies and guidelines set forth by the Board of Directors.

          "Expiration Date" has the meaning specified in Section 1.4.7.

          "Foreign Taxes" has the meaning specified in Section 10.7.

          "Global Security" means a Security that evidences all or part of the Securities of any series and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.

          "Holder" means, with respect to any Security, a Person in whose name such Security is registered in the Security Register.

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                                       4

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          "Illegality Event" has the meaning specified in Section 5.2.

          "Indebtedness" means with respect to any Person, any amount payable
          (whether as a direct obligation or indirectly through a guarantee by such Person) pursuant to (i) an agreement or instrument involving or evidencing money borrowed, (ii) a conditional sale or a transfer with recourse or with an obligation to repurchase or (iii) a lease with substantially the same economic effect as any such agreement or instrument and which, under U.S. generally accepted accounting principles, would constitute a capitalized lease obligation, provided, however, that as used in Section 5.1.3, "Indebtedness" shall not include any payment made by the Company on behalf of an Affiliate, upon any Indebtedness of such Affiliate becoming immediately due and payable as a result of a default by such Affiliate, pursuant to a guarantee or similar instrument provided by the Company in connection with such Indebtedness, provided that such payment made by the Company is made within five Business Days of notice being provided to the Company that payment is due under such guarantee or similar instrument.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 3.1.

          "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Judgment Currency" has the meaning specified in Section 10.8.

          "Lien" means any mortgage, charge, pledge, lien, hypothecation, security interest or other encumbrance, including, without limitation, any equivalent of the foregoing created under the laws of Brazil or any other jurisdiction.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of repurchase right or otherwise.

          "Moody's" means Moody's Investors Service, Inc. and its successors.

          "Notice of Default" means a written notice of the kind specified in
          Section 6.2.

          "Officers' Certificate" means a certificate signed in the name of the Company by any two of its Directors, executive officers or attorneys in fact in accordance with its Bylaws, and delivered to the Trustee, provided however that an Officers' Certificate pursuant to Section
          10.4 shall be signed in the name of the Company by any two of the Company's principal executive, financial or accounting officers.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee.

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                                       5


          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for whose payment, redemption or repurchase money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made; and

          (iii) Securities which have been paid pursuant to Section 3.5 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a protected purchaser in whose hands such Securities are valid obligations of the Company;

          provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the Dollar equivalent, determined as of such date in the manner provided as contemplated by Section 3.1.11, of the principal amount of such Security, and (B) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person (i) having a combined capital and surplus of not less than $100,000,000, (ii) subject to supervision or examination by Federal or State authority and (iii) having a long-term unsecured debt rating with respect to U.S. dollar obligations of at least A2 or its equivalent rating by Moody's, that is authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

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                                       6

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          "Permitted Lien," with respect to any series of Securities issued hereunder, means any Lien:

          (i) granted upon or with regard to any property acquired by the Company after the date of the issuance of Securities of such series to secure the purchase price of such property or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such property, provided, however, that the maximum sum secured by such security shall not exceed the purchase price of such property or the Indebtedness incurred solely for the purpose of financing the acquisition of such property;

          (ii) in existence on the date of the issuance of Securities of such series and any extension, renewal or replacement thereof; provided, however, that the total amount of Indebtedness so secured shall not exceed the amount so secured on the date of the issuance of Securities of such series;

          (iii) arising by operation of law, such as tax, merchants', maritime or other similar liens arising in the ordinary course of the Company's business;

          (iv) arising in the ordinary course of business in connection with the financing of export, import or other trade transactions to secure Indebtedness of the Company;

          (v) securing or providing for the payment of Indebtedness incurred in connection with any project financing by the Company, provided that (1) such security shall not extend to any property in existence on the date of the issuance of Securities of such series, to any revenues from such property, or to any proceeds from claims belonging to the Company which arise from the operation, failure to meet specifications, failure to complete, exploitation, sale or loss of, or damage to, such property ("Claims Proceeds"), (2) such security shall not extend to any property (or to any revenues or Claims Proceeds therefrom) at any project in existence on the date of the issuance of Securities of such series, other than the existing power plant projects named Aimores, Candonga, Funil, Capim Branco I and Capim Branco II, Foz do Chapeco, Santa Isabel, Serra Quebrada and Estreito projects and (3) such security only extends to properties which are the subject of such project financing, to any revenues from such properties, or to any Claims Proceeds from such properties;

          (vi) granted upon or with regard to any present or future asset or property of the Company to (i) any Brazilian governmental credit agency (including, but not limited to the Brazilian National Treasury, Banco Nacional de Desenvolvimento Economico e Social, BNDES Participacoes S.A., Financiadora de Estudos e Projetos and Agencia Especial de Financiamento Industrial); (ii) any Brazilian official financial institutions (including, but not limited to Banco da Amazonia S.A. - BASA and Banco do Nordeste do Brasil S.A. - BNB); (iii) any non-Brazilian official export-import bank or official export-import credit insurer; or (iv)

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                                       7
                  the International Finance Corporation or any non-Brazilian multilateral or government-sponsored agency;

          (vii) existing on any asset prior to the acquisition thereof by the Company and not created in contemplation of such acquisition;

          (viii) any Lien created over funds reserved for the payment of principal, interest and premium, if any, due in respect of Securities issued under this Indenture; or

          (ix) hereafter granted upon or in respect of any asset of the Company other than those referred to in Clauses (i) through
                  (viii) above, provided that the aggregate amount of Indebtedness secured pursuant to this clause (ix) shall not, on the date any such Indebtedness is incurred, exceed an amount equal to 10 per cent of the Company's stockholders' equity (calculated on the basis of the Company's latest quarterly unaudited or annual audited non-consolidated financial statements, whichever is the most recently prepared, in accordance with accounting principles generally accepted in Brazil and currency exchange rates prevailing on the last day of the period covered by such financial statements).

          "Person" means any individual, corporation, partnership, joint venture, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment", when used with respect to the Securities of any series and subject to Section 10.2, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 3.1.6.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.5 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "RDA" has the meaning specified in Section 1.14.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture as set forth in such Security.

          "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.1.5.

          "Repurchase Date", when used with respect to any Security to be repurchased, means the date fixed for such repurchase by or pursuant to this Indenture.

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                                       8

          "Repurchase Price", when used with respect to any Security to be repurchased, means the price at which it is to be repurchased pursuant to this Indenture as set forth in such Security.

          "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee with direct responsibility for the administration of this Indenture, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Securities Act" means the U.S. Securities Act of 1933 and any successor statute thereto.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.4.

          "Significant Subsidiary" shall mean, at any time, a Subsidiary of which the Company's and its other Subsidiaries' proportionate share of the total assets (after intercompany eliminations) of the Subsidiary exceeds 10% of the total assets of the consolidated group as of the end of the most recently completed fiscal year.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.6.

          "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

          "Subsidiary" shall mean any entity of which the Company directly or indirectly owns more than 51% of the outstanding voting shares, and the Company has the ability to elect a majority of the members of the board of directors or other governing body.

          "Successor Corporation" has the meaning specified in Section 8.1.1.

          "Successor Jurisdiction" means the jurisdiction, other than Brazil, in which a Successor Corporation is incorporated or considered to be resident.

          "Transfer" of any Security means any sale, pledge, transfer, hypothecation or other disposition of such Security or any interest therein.

          "Trust Indenture Act" means the U.S. Trust Indenture Act of 1939 and any successor statute thereto.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series. Each Trustee shall be a Person that (i) is

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                                       9
          eligible pursuant to the Trust Indenture Act to act as such, (ii) has a combined capital and surplus of at least $100,000,000, (iii) is subject to supervision or examination by Federal or State authority,
          (iv) has a long-term unsecured debt rating with respect to U.S. dollar obligations of at least A2 or its equivalent rating by Moody's and (v) has its Corporate Trust Office in the United States.

          "United States" or "U.S." means the United States of America (including the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     1.2  Compliance Certificates and Opinions

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required hereunder and under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by any two officers of the Company, or an Opinion of Counsel if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 10.4) shall include,

          1.2.1 a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          1.2.2 a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          1.2.3 a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          1.2.4 a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     1.3  Form of Documents Delivered to Trustee

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of any two officers of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel,

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                                       10
          unless such officers know, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which the certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     1.4  Acts of Holders; Record Dates

          1.4.1 Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          1.4.2 The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          1.4.3 The ownership of Securities shall be proved by the Security Register.

          1.4.4 Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

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                                       11

          1.4.5 The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in
                 Section 1.6.

          1.4.6 The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in
                 Section 5.3, (iii) any request to institute proceedings referred to in Section 5.8.2 or (iv) any direction referred to in Section 5.13, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action (whereupon the record date previously set shall automatically and without any action by any Person be canceled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at

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                                       12
                 the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in
                 Section 1.6.

          1.4.7 With respect to any record date set pursuant to this Section, the party hereto that sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day, provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

          Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

     1.5  Notices, Etc., to Trustee and Company

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          1.5.1 the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be by facsimile) to or with the Trustee at its Corporate Trust Office, or

          1.5.2 the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, addressed to it at the address specified below or at any other address previously furnished in writing to the Trustee by the Company:

                 Avenida Graca Aranha, No. 26, 17 Andar
                 20030-900 Rio de Janeiro, RJ, Brazil
                 Attention: Financial Director
                 Fax:       011-5521-3814-4679
                 Tel:       011-5521-3814-4726
                 with a copy to:
                 Attention: General Counsel
                 Fax:       011-5521-3814-9921
                 Tel:       011-5521-3814-4566

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                                       13

     1.6  Notice to Holders; Waiver

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

          Notwithstanding the provisions of this Section 1.6, in case any series of Securities are listed in any stock exchange, a notice to holders of such Securities given in accordance with the rules and procedures of such stock exchange shall be regarded as a valid notice under this section 1.6.

     1.7  Conflict with Trust Indenture Act

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

     1.8  Effect of Headings and Table of Contents

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     1.9  Successors and Assigns

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     1.10 Separability Clause

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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                                       14

     1.11 Benefits of Indenture

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     1.12 Governing Law

          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     1.13 Legal Holidays

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity, as the case may be; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

     1.14 Consent to Service; Jurisdiction

          The Company and the Trustee agree that any legal suit, action or proceeding arising out of or relating to this Indenture, and the Company agrees that any legal suit, action or proceeding arising out of or relating to the Securities, may be instituted in any federal or state court in the Borough of Manhattan, The City of New York, in respect of actions brought against each such party as a defendant, and each waives any objection which it may now or hereafter have to the laying of the venue of any such legal suit, action or proceeding, waives any immunity, to the extent permitted by law, from jurisdiction or to service of process in respect of any such suit, action or proceeding, waives any right to which it may be entitled on account of place of residence or domicile and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Company further submits to the jurisdiction of the courts of their own corporate domiciles in any legal suit, action or proceeding arising out of or relating to this Indenture or the Securities. The Company hereby designates and appoints Rio Doce America, Inc. ("RDA") located at 546 5th Avenue, 12th Floor, New York, New York, 10036, as its authorized agent upon which process may be served in any legal suit, action or proceeding arising out of or relating to this Indenture or the Securities which may be instituted in any federal or state court in the Borough of Manhattan, The City of New York, New York, and agree that service of process upon such agent, and written notice of said service to the Company, as the case may be, by the Person serving the same, shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding and further designate the domicile of RDA specified above and any domicile RDA may have in the future as their domicile to receive service of process. If for any reason RDA (or any successor agent for this purpose) shall cease to act as agent for service of process as provided above, the Company will promptly appoint a successor agent for this purpose reasonably acceptable to the Trustee. The

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                                       15

          Company agrees to take any and all actions as may be necessary to maintain such designation and appointment of such agent in full force and effect.

     1.15 Language of Notices, Etc.

          Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

2    Security Forms

     2.1  Forms Generally

          The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary thereof or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of such board and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.3 for the authentication and delivery of such Securities.

          The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     2.2  Form of Face of Security

          The following legends shall appear on the face of each Global
          Security:

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

          UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR REGISTERED SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN SECTION 3.4.2. OF THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

          The following legend shall appear on the face of each Global Security for which The Depository Trust Company is to be the Depositary:

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                                       16

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
          DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                           COMPANHIA VALE DO RIO DOCE

          No. [     ]
               -----
          CUSIP No. [      ]                                   $[   ]
                     ------                                      ---

          COMPANHIA VALE DO RIO DOCE, a company organized under the laws of the Federative Republic of Brazil (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred
          to), for value received, hereby promises to pay to [  ], or registered
                                                              --
          assigns, the principal sum of [  ] Dollars on [  ] [if the Security is
                                         --              --
          to bear interest prior to Maturity, insert -- , and to pay interest thereon from [ ] or from the most recent Interest Payment Date to
                        --
          which interest has been paid or duly provided for, semi-annually on
          [  ] and [  ] in each year, commencing [  ], and at the Maturity
           --       --                            --
          thereof, at the rate of [  ]% per annum, until the principal hereof is
                                   --
          paid or made available for payment [if applicable, insert -- , provided that any principal [and premium], and any such installment of interest, which is overdue shall bear interest at the rate of [ ]%
                                                                         --
          per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [ ] or [ ] (whether or not a Business Day), as the case may be,
               --      --
          next preceding such Interest Payment Date. Any such interest so payable, but not punctually paid or duly provided for on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

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                                      17

          [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption, upon repurchase or at Stated Maturity and in such case the overdue principal [and any overdue premium] shall bear interest at the rate of [ ]% per annum (to the extent that the payment of such
                   --
          interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal [or premium] shall be payable on demand.]

          Payment of the principal of [(and premium, if any)] and [if applicable, insert -- any such] interest on this Security will be made pursuant to the Applicable Procedures of the Depositary as permitted in the Indenture, provided, however, that if this Security is not a Global Security, payment may be made at the office or agency of the Company maintained for that purpose in New York, New York, in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts, upon surrender of this Security in the case of any payment due at the Maturity of the principal thereof (other than any payment of interest payable on an Interest Payment Date); and provided, further, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          In Witness Whereof, the Company has caused this instrument to be duly executed.

          Dated: [        ]
                  --------

          COMPANHIA VALE DO RIO DOCE


          By:
              ----------------------
              Name:
              Title:


          By:
              ----------------------
              Name:
              Title:

     2.3  Form of Reverse of Security

          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more tranches of one or more series under an Indenture, dated
          as of          , 2003 (herein called the "Indenture",
                ---------

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                                       18
          which term shall have the meaning assigned to it in such instrument), among the Company and JPMorgan Chase Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert -- , limited in aggregate principal amount to $[ ]].
                                          --

          [If applicable, insert -- The Securities of this series are subject to redemption upon not less than [ ] days' nor more than [ ] days'
                                         --                       --
          notice, at any time [if applicable, insert -- on or after [  ],20[  ],
                                                                     --     --
          as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert -- on or before [ ],
                                                                       --
          [  ]%, and if redeemed] during the 12-month period beginning [  ] of
           --                                                           --
          the years indicated,

                 Redemption          Redemption
          Year     Price      Year      Price
          ----   ----------   ----   ----------



          and thereafter at a Redemption Price equal to [  ]% of the principal
                                                         --
          amount, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If the Security is subject to redemption of any kind, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

          [If the Security is not subject to redemption, insert - This Security is not redeemable prior to Stated Maturity.]

          [If applicable, insert - The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [,in each case] upon compliance with certain conditions set forth in the Indenture.]

          [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default or Illegality Event with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

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                                       19

          [If the Security is an Original Issue Discount Security, insert -- If an Event of Default or Illegality Event with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and
          (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

          All payments of principal[, premium] and interest in respect of the Securities shall be made without withholding or deduction for any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of Brazil or any Successor Jurisdiction or any authority therein or thereof having power to tax ("Foreign Taxes") except to the extent that such Foreign Taxes are required by Brazil, such Successor Jurisdiction or such authority to be withheld or deducted. In the event of any withholding or deduction for any Foreign Taxes, the Company shall pay such additional amounts ("Additional Amounts") as will result in receipt by the Holders of Securities on the respective due dates of such amounts as would have been received by them had no such withholding or deduction (including for any Foreign Taxes payable in respect of Additional Amounts) been required, except that no such Additional Amounts shall be payable with respect to any payment on a
          Security:

          (i) to, or to a third party on behalf of, a Holder who is liable for any such taxes, duties, assessments or other governmental charges which would not have been imposed but for (A) a connection between the Holder and Brazil other than the mere holding of such Security and the receipt of payments with respect to such Security or (B) failure by the Holder to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Brazil or a Successor Jurisdiction, or applicable political subdivision or authority thereof or therein having power to tax, of such Holder, if compliance is required by such Successor Jurisdiction, or any political subdivision or authority thereof or therein having power to tax as a precondition to exemption from, or reduction in the rate of, the tax, assessment or other governmental charge and the Company has given the Holders at least 30 days' notice that Holders will be required to provide such certification, identification or other requirement;

          (ii) in respect of any such taxes, duties, assessments or other governmental charges with respect to a Security surrendered (if surrender is required) more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for and notice thereof given to Holders, whichever occurs later, except to the extent that the Holder of such Security would have been entitled to such Additional Amounts on surrender of such Security for payment on the last day of such 30-day period;

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                                       20

          (iii) in respect of estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or governmental charge imposed with respect to a Security;

          (iv) in respect of any tax, assessment or other governmental charge payable otherwise than by deduction or withholding from payments on any series of Securities or by direct payment by the Company in respect of claims made against the Company;

          (v) where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000 or any law implementing or complying with, or introduced in order to conform to, such directive; or

          (vi)   in respect of any combination of the above.

          For purposes of the provisions described in clause (i) above, the term "Holder" of any Security means the direct nominee of any beneficial owner of such Security, which holds such beneficial owner's interest in such Security. Notwithstanding the foregoing, the limitations on the Company's obligation to pay Additional Amounts set forth in clause
          (i) above shall not apply if the provision of information, documentation or other evidence described in such clause (i) would be materially more onerous, in form, in procedure or in the substance of information disclosed, to a Holder or beneficial owner of a Security (taking into account any relevant differences between U.S. and Brazilian law, regulation or administrative practice) than comparable information or other reporting requirements imposed under U.S. tax law (including tax treaties between the United States and Brazil), regulation (including proposed regulations) and administrative practice.

          The Company shall promptly provide the Trustee with documentation (which may consist of certified copies of such documentation) satisfactory to the Trustee evidencing the payment of Foreign Taxes in respect of which the Company has paid any Additional Amounts. Copies of such documentation shall be made available to the Holders of the Securities or the Paying Agent, as applicable, upon request therefor.

          The Company shall pay all stamp, issue, registration, documentary or other similar duties, if any, which may be imposed by Brazil or any governmental entity or political subdivision therein or thereof, or any taxing authority of or in any of the foregoing, with respect to the Indenture or the issuance of the Securities.

          All references herein or in the Indenture to principal, premium or interest in respect of any Security shall be deemed to include all Additional Amounts, if any, payable in respect of such principal, premium or interest, unless the context otherwise requires, and express mention of the payment of Additional Amounts in any provision hereof shall not be construed as excluding reference to Additional Amounts in those provisions hereof where such express mention is not made.

          In the event that Additional Amounts actually paid with respect to the Securities pursuant to the preceding paragraph are based on rates of deduction or withholding of taxes in

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                                       21
          excess of the appropriate rate applicable to the Holder of such Securities, and, as a result thereof such Holder is entitled to make claim for a refund or credit of such excess from the authority imposing such withholding tax, then such Holder shall, by accepting such Securities, be deemed to have assigned and transferred all right, title, and interest to any such claim for a refund or credit of such excess to the Company. However, by making such assignment, the Holder makes no representation or warranty that the Company will be entitled to receive such claim for a refund or credit and incurs no other obligation with respect thereto.

          All references in the Indenture and the Securities to principal in respect of any Security shall be deemed to mean and include any Redemption Price or Repurchase Price payable in respect of such Security pursuant to any redemption or repurchase right hereunder (and all such references to the Stated Maturity of the principal in respect of any Security shall be deemed to mean and include the Redemption Date or Repurchase Date with respect to any such Redemption Price or Repurchase Price), and all such references to principal, premium, interest or Additional Amounts shall be deemed to mean and include any amount payable in respect hereof pursuant to Section 10.7 of the Indenture, and express mention of the payment of any Redemption Price, or Repurchase Price or any such other amount in any provision hereof or of the Indenture shall not be construed as excluding reference to the payment of any Redemption Price or Repurchase Price, or any such other amounts in those provisions hereof where such express reference is not made.

          The Company may redeem the Securities if, as a result of any amendment to, or change in, the laws (or any rules, or regulations thereunder) of Brazil or any political subdivision or taxing authority thereof or therein affecting taxation or any amendment to or change in an official interpretation, administration or application of such laws, rules, or regulations (including a holding by a court of competent jurisdiction), which amendment or change of such laws, rules, or regulations or the interpretation thereof becomes effective on or after [Insert date specified therefor in Securities of the applicable series], the Company would be obligated, after taking measures the Company considers reasonable to avoid such requirement, to pay Additional Amounts in excess of the Additional Amounts that the Company would be obligated to pay if payments made on the Securities were subject to withholding or deduction of Foreign Taxes at the rate of 15%. In such event, the Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time, as a whole but not in part, at the election of the Company, at a cash price equal to the sum of (i) the principal amount of the Securities being redeemed, (ii) any accrued original issue discount thereon to the date fixed for redemption, (iii) accrued and unpaid current interest thereon to the date fixed for redemption, (iv) any premium applicable in the case of redemption prior to Maturity, and (v) any Additional Amounts (as defined in the Indenture) which would otherwise be payable.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in
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                                       22
          principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture, on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default or Illegality Event with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or Illegality Event as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any [premium or] interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any [premium and] interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office of the Trustee or agency of the Company in any place where the principal of and any [premium and] interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable

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                                       23
          for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due surrender of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          [If this Security is a Global Security, insert - This Security is a Global Security and is subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section
          3.4 thereof on transfers and exchanges of Global Securities.]

          This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          Abbreviations

          The following abbreviations, when used in the inscription of the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common
          TEN ENT - as tenants by the [  ] entireties
                                       --
          JT TEN - as joint tenants with right of
          survivorship and not as tenants in common

          UNIF GIFT MIN ACT--               (Cust)
                             --------------
          Custodian               under Uniform(Minor)
                    -------------
          Gifts to Minors Act                 (State)
                              ----------------

          Additional abbreviations may also be used though not in the above list.

     2.4  Form of Trustee's Certificate of Authentication

          This is one of the Securities referred to in the within-mentioned Indenture.

          Dated:  [           ]
                   ----------

          JPMORGAN CHASE BANK,
          as Trustee

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                                       24

          By:
              ------------------
              Authorized Officer

3    The Securities

     3.1  Amount Unlimited; Issuable in Series

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more tranches of one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 3.3, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          3.1.1 the title of the Securities, including CUSIP Numbers, of the series (which shall distinguish the Securities of the series from Securities of any other series);

          3.1.2 any limit upon the aggregate principal amount of the Securities which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.4, 3.5,
                 9.6 or 11.5 and except for any Securities which, pursuant to
                 Section 3.3, are deemed never to have been authenticated and delivered hereunder);

          3.1.3 the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

          3.1.4 the date or dates on which the principal of the Securities of the series is payable;

          3.1.5 the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

          3.1.6 the place or places where the principal of and any premium and interest on Securities of the series shall be payable and the manner in which any payment may be made;

          3.1.7 the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          3.1.8 the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

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                                       25

          3.1.9 the rights, if any, of the Holders of the series to demand exchange of their Securities for Securities subject to a registration statement under the Securities Act declared effective by the Commission;

          3.1.10 if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          3.1.11 if other than the currency of the United States, the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States for purposes of the definition of "Outstanding" in Section 1.1;

          3.1.12 if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

          3.1.13 if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

          3.1.14 if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.3;

          3.1.15 any collateral or other security pledged against payment of principal, interest or premium, if any, on the Securities;

          3.1.16  the applicability, non-applicability, or variation, of Section
                  10.7 with respect to the Securities of such series;

          3.1.17 if and as applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in Section 3.4 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

          3.1.18 the terms and conditions, if any, pursuant to which the Securities are convertible into or exchangeable for any other securities;

          3.1.19 any addition to or change in the covenants set forth in Article Ten which applies to the Securities of the series; and

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                                       26

          3.1.20 the applicability of Article 12 with respect to the Securities of such series; and

          3.1.21 any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.1.5).

          All Securities of any one series shall be substantially identical except as to issue price and first payment of interest.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of such board and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

          Notwithstanding Clause 3.1.2 herein and unless otherwise expressly provided with respect to a series of Securities, the aggregate principal amount of a series of Securities may be increased and additional Securities of such series may be issued up to the maximum aggregate principal amount authorized with respect to such series as increased.

     3.2  Denominations

          The Securities shall be issuable only in registered form without coupons and, unless otherwise specified as contemplated by Section 3.1.10, only in denominations of $1,000 and any integral multiple thereof.

     3.3  Execution, Authentication, Delivery and Dating

          The Securities shall be executed on behalf of the Company by any two of its officers or its attorneys in fact in accordance with its Bylaws. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating,

          3.3.1 if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

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                                       27

          3.3.2 if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

          3.3.3 that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if, in the opinion of counsel to the Trustee, the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture.

          Notwithstanding the provisions of Section 3.1 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.1 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued and in that case the Trustee may rely, as to the authorization by the Company of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Sections 2.1 and 3.1 and this Section, as applicable, in connection with the first authentication of Securities of such series.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

          Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.8, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     3.4  Registration, Registration of Transfer and Exchange

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register for each series of Securities (the registers maintained in such office and in any

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                                       28
          other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and registering transfers and exchanges of Securities as herein provided; provided, however, that the Company may appoint co-Security Registrars. Such Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable period of time. At all reasonable times the Security Register shall be open for inspection by the Company.

          Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee, one or more new Securities of the same series of any authorized denomination or denominations of like tenor and aggregate principal amount.

          Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for the individual Securities represented thereby, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

          At the option of the Holder and subject to the other provisions of this Section, Securities of any series (other than a Global Security, except as set forth below) may be exchanged for other Securities of the same series of any authorized denomination or denominations of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at the office or agency of the Company maintained for such purpose.

          Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to
          Section 9.6 or 11.5 not involving any registration of transfer.

          Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company, the Trustee or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar, duly executed, by the Holder thereof or his attorney duly authorized in writing.

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          If the Securities of any series (or of any series and specified tenor)
          are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 11.2 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered for such registration of transfer or exchange.

          The provisions of Clauses 3.4.1, 3.4.2, 3.4.3, 3.4.4 and 3.4.5 below shall apply only to Global Securities:

          3.4.1 Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

          3.4.2 Notwithstanding any other provision in this Indenture or the Securities, no Global Security of a series may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security of a series in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof unless (A) the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series ceases to be a clearing agency registered under the Exchange Act, at a time when such Depositary is required to be so registered in order to act as depositary, and in each case, a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility or (B) the Company in its sole discretion determines that individual Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series, will authenticate and deliver, individual Securities of such series in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing Securities of such series in exchange for such Global Security or Securities. Any Global Security exchanged pursuant to Clause (A) above shall be so exchanged in whole and not in part and any Global Security exchanged pursuant to Clause (B) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security, provided that

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                  any such Security so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Security.

          3.4.3 In any exchange pursuant to Clause 3.4.2 above, the Company will execute and the Trustee will authenticate and deliver individual Securities in registered form in authorized denominations. Upon the exchange of a Global Security for individual Securities, such Global Security shall be canceled by the Trustee. Individual Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

                  If specified by the Company pursuant to Section 3.4.2(B) with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for individual Securities of such series on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (i) to each Person specified by such Depositary a new individual Security or Securities of the same series, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Persons' beneficial interest in the Global Security; and (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of individual Securities delivered to Holders thereof.

          3.4.4 In the event of the occurrence of any of the events specified in Clause 3.4.2 above, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form, without interest coupons.

          3.4.5 Neither any members of, or participants in, the Depositary ("Agent Members") nor any other Persons on whose behalf Agent Members may act (including Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear") and Clearstream Banking, societe anonyme ("Clearstream, Luxembourg") and account holders and participants therein) shall have any rights under this Indenture with respect to any Global Security, or under any Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may

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                  act, the operation of customary practices of such Persons
                  governing the exercise of the rights of a holder of any Security.

          3.4.6 None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     3.5  Mutilated, Destroyed, Lost and Stolen Securities

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security upon compliance with the foregoing provisions.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     3.6  Payment of Interest; Interest Rights Preserved

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

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          Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause 3.6.1 or 3.6.2 below:

          3.6.1 The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause 3.6.2.

          3.6.2 The Company may make payment of any Defaulted Interest on the Securities of any series to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other

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

          Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     3.7  Persons Deemed Owners

          Prior to due surrender of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.6) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     3.8  Cancellation

          All Securities surrendered for payment, redemption, repurchase, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with its customary procedures, unless otherwise directed by a Company Order.

     3.9  Computation of Interest

          Unless otherwise specified under Section 3.1 with respect to the Securities of a particular series, interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

     3.10 CUSIP or "ISIN" Numbers

          The Company in issuing the Securities may use "CUSIP" or "ISIN" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" or "ISIN" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the CUSIP or ISIN numbers.

4    Satisfaction And Discharge

     4.1  Satisfaction and Discharge of Indenture

          This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the

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

          Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          4.1.1   either

                  (i) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.5 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                  (ii) all such Securities not theretofore delivered to the
                       Trustee for cancellation

                       (a)  have become due and payable, or

                       (b) will become due and payable at their Stated Maturity within one year, or

                       (c) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i) or (ii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity, Redemption Date or Repurchase Date, as the case may be;

          4.1.2 the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          4.1.3 the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Company to any Authenticating Agent under Section
          6.14 and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of Clause 4.1.1 of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive such satisfaction and discharge.

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

     4.2  Application of Trust Money

          Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

5    Remedies

     5.1  Events of Default

          "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

          5.1.1 a failure to pay any interest (or Additional Amounts, if any) on any of the Securities of the series on the date when due and such failure shall continue for a period of 30 days;

          5.1.2 a failure to pay any principal or premium, if any, (or Additional Amounts, if any) on any of the Securities of the series on the date when due;

          5.1.3 any default or event of default by the Company or any Significant Subsidiary occurring and continuing under any agreement, instrument or other document evidencing outstanding Indebtedness in excess of $50,000,000 in aggregate (or its equivalent in other currencies) and such default or event of default results in the actual acceleration of such Indebtedness;

          5.1.4 the Company shall fail to perform or observe any other covenant or agreement in respect of the Securities of the series issued under this Indenture or in a supplemental indenture (other than a covenant which has been expressly included in this Indenture solely for the benefit of series of Securities other than that series) and such failure shall continue for a period of 60 days after there has been given by registered or certified international air mail to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default;"

          5.1.5   the entry by a court having jurisdiction in the premises of
                  (A) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable bankruptcy, insolvency, suspension of payments, reorganization or other similar law, or (B) a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or suspending payments, or approving as properly filed a petition

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

                  seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of the property of the Company or any Significant Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any Significant Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          5.1.6 the commencement by the Company or any Significant Subsidiary of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any Significant Subsidiary to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable bankruptcy, insolvency, suspension of payments, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Significant Subsidiary, or the filing by the Company or any Significant Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable law or the consent by the Company or any Significant Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Significant Subsidiary or of any substantial part of the property of the Company or any Significant Subsidiary, or the making by the Company or any Significant Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any Significant Subsidiary in writing of its inability to pay its debts generally as they become due or the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action (evidenced by the adoption of a corporate resolution in favor of any such actions or an action of any of the officers of the Company or such Significant Subsidiary that similarly binds the Company or such Significant Subsidiary, as the case may be), or the general inability of the Company or any Significant Subsidiary to make payment of their obligations as they come due.

     5.2  Illegality Events

          "Illegality Event", wherever used herein with respect to Securities of any series, means (whatever the reason for such Illegality Event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) it becomes and continues to be unlawful for the Company to perform or comply with any one or more of its obligations under any of the Securities of the series.

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

     5.3  Acceleration of Maturity; Rescission and Annulment

          If an Event of Default or Illegality Event with respect to any series of Securities (other than those Events of Default in Sections 5.1.5 and 5.1.6 insofar as they relate to the Company but not to a Significant Subsidiary of the Company), occurs and is continuing, then and in every such case, including an Event of Default in Sections
          5.1.5 and 5.1.6 relating to a Significant Subsidiary of the Company, the Trustee shall, at the written request of the Holders of not less than 25% in principal amount of the Outstanding Securities of that series, by notice in writing to the Company, declare the principal of all the Securities of that series to be due and payable immediately, and upon any such declaration such principal and any accrued interest and any unpaid Additional Amounts thereon shall become immediately due and payable. If an Event of Default specified in Sections 5.1.5 and
          5.1.6 occurs and is continuing with respect to the Company (but not a Significant Subsidiary of the Company), the principal and any accrued interest, together with any Additional Amounts thereon, on all of the Securities of that series then Outstanding shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

          At any time after such a declaration of acceleration with respect to Securities of any series at the time Outstanding has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          5.3.1 the Company has paid or deposited with the Trustee a sum sufficient to pay

                  (i) all overdue interest and any Additional Amounts thereon on all of the Securities of that series,

                  (ii) the principal of any Securities of that series which have become due otherwise than by such declaration of acceleration,

                  (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by (or prescribed therefor in) the Securities of that series, and

                  (iv) all sums paid or advanced by the Trustee hereunder and all amounts owing the Trustee under Section 6.7;

          and

          5.3.2 all Events of Default or Illegality Events with respect to such series of Securities, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.14.

          No such rescission shall affect any subsequent default or impair any right consequent thereon.

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

     5.4  Collection of Indebtedness and Suits for Enforcement by Trustee

          The Company covenants that if

          5.4.1 default is made in the payment of any interest (including any Additional Amounts) on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          5.4.2 default is made in the payment of the principal (including any Redemption Price or Repurchase Price) of (or premium, if any,
                  on) any Security at the Maturity thereof,

          the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate borne by (or prescribed therefor in) such Securities, together with any Additional Amounts thereon, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and all amounts due the Trustee under
          Section 6.7.

          If an Event of Default or Illegality Event with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of that series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     5.5  Trustee May File Proofs of Claim

          In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in

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

          any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

     5.6  Trustee May Enforce Claims Without Possession of Securities

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     5.7  Application of Money Collected

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST: To the payment of all amounts due the Trustee under
               Section 6.7;

               SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

               THIRD: Any remaining amounts shall be repaid to the Company.

     5.8  Limitation on Suits

          No Holder of any Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          5.8.1 such Holder has previously given written notice to the Trustee of a continuing Event of Default or Illegality Event with respect to the Securities of that series;

          5.8.2 the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or Illegality Event in its own name as Trustee hereunder;

          5.8.3 such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

          5.8.4 the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

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          5.8.5   no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

          it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

     5.9  Unconditional Right of Holders to Receive Principal, Premium and
          Interest

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 3.6) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date, as the case may be), and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

     5.10 Restoration of Rights and Remedies

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     5.11 Rights and Remedies Cumulative

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.5, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     5.12 Delay or Omission Not Waiver

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default or Illegality Event shall impair any such right or remedy or constitute a waiver of any such Event of Default or Illegality Event or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

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     5.13 Control by Holders

          The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          5.13.1 such direction shall not be in conflict with any rule of law or with this Indenture,

          5.13.2 the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          5.13.3 subject to the provisions of Section 6.1, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability against which indemnity would not be satisfactory.

     5.14 Waiver of Past Defaults

          Subject to Section 5.3, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past Event of Default or Illegality Event hereunder with respect to such series and its consequences, except a default

          5.14.1 in the payment of the principal of or any premium or interest on any Security of such series, or

          5.14.2 in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

          Upon any such waiver, such default or Illegality Event shall cease to exist, and any Event of Default or Illegality Event arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Illegality Event or impair any right consequent thereon.

     5.15 Undertaking for Costs

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs, including reasonable attorneys' fees and expenses, against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee or in any suit to require the Company to repurchase any Security in accordance with its terms.

     5.16 Waiver of Usury, Stay or Extension Laws

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or

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          advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

6    The Trustee

     6.1  Certain Duties and Responsibilities

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     6.2  Notice of Default; Potential Default

          If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act (a "Notice of Default"). Specifically, the Trustee shall provide Notice of Default to each Holder promptly, but in no event later than within 15 days of occurrence, and in the manner provided by Section 313(c) of the Trust Indenture Act or any successor section thereto, of any default of which the Trustee is aware. The Trustee shall also provide a notice to each Holder of any claim of default within 30 days of receiving a written assertion of such claim from Holders of no less than 10% of the aggregate principal amount of Securities then outstanding. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default or Illegality Event with respect to Securities of such series.

     6.3  Certain Rights of Trustee

          Subject to the provisions of Section 6.1:

          6.3.1 the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

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          6.3.2 any request or direction of the Company mentioned herein shall be sufficiently evidenced by a written request or direction signed on behalf of the Company by any two of its officers or its attorneys in fact in accordance with its Bylaws;

          6.3.3 whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          6.3.4 the Trustee may consult with counsel of its own choice and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          6.3.5 the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          6.3.6 the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document in connection with this Indenture, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

          6.3.7 the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; provided that the Trustee shall be required to terminate any such agent if it has actual knowledge of any willful or negligent failure by such agent to perform its delegated duties;

          6.3.8 the Trustee shall not be deemed to have notice of any default or Event of Default or Illegality Event with respect to Securities of any series unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default, Event of Default or Illegality Event is received by the Trustee at the Corporate Trust Office of the Trustee from the Company or any Holder, and such notice references the Securities and this Indenture;

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

          6.3.9 the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

          6.3.10 the permissive rights of the Trustee enumerated herein shall not be construed as duties of the Trustee.

     6.4  Not Responsible for Recitals or Issuance of Securities

          Neither the Trustee nor any Authenticating Agent assumes any responsibility for the correctness of the recitals contained herein and in the Securities, except the Trustee's certificates of authentication. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the proceeds of the Securities.

     6.5  May Hold Securities

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

     6.6  Money Held in Trust

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

     6.7  Compensation and Reimbursement

          6.7.1 The Company agrees to pay to the Trustee from time to time such compensation as shall be agreed in writing between the parties for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust).

          6.7.2 The Company agrees, except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable and itemized expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct.

          6.7.3 The Company agrees to fully indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all losses, liabilities, damages, claims or expenses incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the

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

               Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1.5 or Section 5.1.6, the expenses (including the reasonable and documented charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

          As security for the performance of the obligations of the Company under this Section, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (premium, if any) or interest on such Securities.

          The provisions of this Section shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture.

     6.8  Conflicting Interests

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

     6.9  Corporate Trustee Required; Eligibility

          There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be a Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that (i) is eligible pursuant to the Trust Indenture Act to act as such, (ii) has a combined capital and surplus of at least $100,000,000, (iii) is subject to supervision or examination by Federal or State authority, (iv) has a long-term unsecured debt rating with respect to U.S. dollar obligations of at least A2 or its equivalent rating by Moody's and (v) has its Corporate Trust Office in the United States. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     6.10 Resignation and Removal; Appointment of Successor

          No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

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          The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
          Section 6.11 shall not have been delivered to the Trustee within 45 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

          If at any time:

          6.10.1 the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          6.10.2 the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          6.10.3 the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to
          Section 5.15, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

          If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted

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

          appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

     6.11 Acceptance of Appointment by Successor

          In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the

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

          Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     6.12 Merger, Conversion, Consolidation or Succession to Business

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

     6.13 Preferential Collection of Claims Against Company

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

     6.14 Appointment of Authenticating Agent

          The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, or partial redemption or pursuant to Section 3.5, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, have a combined

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

          capital and surplus of at least $100,000,000, be subject to supervision or examination by Federal or State authority and have a long-term unsecured debt rating with respect to U.S. dollar obligations of at least A2 or its equivalent rating by Moody's. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

          If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities referred to in the within-mentioned Indenture.

          JPMorgan Chase Bank,
          as Trustee


          By:
              ------------------------------
              as Authenticating Agent

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


          By:
              ------------------------------
              Authorized Officer

     6.15 Appointment of Luxembourg Transfer Agent

          For so long as the rules of the Luxembourg Stock Exchange so require, the Company shall appoint and maintain a transfer agent located in Luxembourg with respect to Securities listed on the Luxembourg Stock Exchange.

          The Company agrees to pay to each such agent from time to time reasonable compensation for its services under this Section.

     6.16 Trustee's Application for Instructions from the Company

          Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

7    Holders' Lists and Reports by Trustee and Company

     7.1  Company to Furnish Trustee Names and Addresses of Holders

          The Company will furnish or cause to be furnished to the Trustee

          7.1.1 semi-annually, not more than 15 days after each Regular Record Date with respect to each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date, and

          7.1.2 at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

          excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

     7.2  Preservation of Information; Communications to Holders

          7.2.1 The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
                Section 7.1 upon receipt of a new list so furnished.

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

          7.2.2 The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

          7.2.3 Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

     7.3  Reports by Trustee

          The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15th following the date of this Indenture deliver to Holders a brief report, dated as of such May 15th, which complies with the provisions of such Section 313(a).

          A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission (unless at the time no Outstanding Securities have been registered with the Commission pursuant to the Securities Act) and with the Company. The Company will promptly notify the Trustee in writing when any Securities are listed on any stock exchange.

8    Consolidation, Merger, Conveyance, Transfer or Lease

     8.1  Company May Consolidate, Etc. Only on Certain Terms

          The Company shall not, without the consent of the Holders of a majority in aggregate principal amount of the Securities in accordance with this Indenture, consolidate with or merge into any other corporation or convey or transfer all or substantially all of its mining properties or assets to any other Person, unless:

          8.1.1 the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer all or substantially all of the mining properties or assets of the Company (the "Successor Corporation") shall expressly assume, pursuant to this Indenture, the due and punctual repayment of the principal and interest on all the Securities and all other obligations of the Company, as applicable, under the Indenture and the Securities;

          8.1.2 immediately after giving effect to such transaction, no Event of Default or Illegality Event with respect to any Security shall have occurred and be continuing;

          8.1.3 the Company has delivered to the Trustee (a) a certificate signed by two executive officers of the Company stating that such consolidation, merger, conveyance or transfer complies with this Article and that all conditions precedent herein provided, which relate to such transaction, have been

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

                complied with and (b) an Opinion of Counsel of recognized standing stating that such consolidation, merger, conveyance or transfer complies with this Article and that all conditions herein provided, which relate to such transaction, have been complied with; and

          8.1.4 the Successor Corporation shall expressly agree to withhold against any tax, duty, assessment or other governmental charge thereafter imposed or levied by Brazil, a Successor Jurisdiction or any political subdivision or authority thereof or therein having power to tax as a consequence of such consolidation, merger, conveyance or transfer with respect to the payment of principal of or interest on the Securities, and to pay such Additional Amounts as may be necessary to ensure that the net amounts receivable by Holders after any withholding or deduction of any such tax, assessment, duty or other governmental charge shall equal the respective amounts of principal, premium (if any) and interest which would have been receivable in respect of the Securities in the absence of such consolidation, merger, conveyance or transfer; provided, however, that Holders will not be subject to the exceptions and limitations contained in
                Section 10.7 in relation to the Successor Jurisdiction.

     8.2  Successor Substituted

          Upon any consolidation, merger, conveyance, or transfer in accordance with this Article, the Successor Corporation shall succeed to, and be substituted for, and may exercise every right and power of the Company, as applicable, under the Securities with the same effect as if the Successor Corporation had been named as the issuer of the Securities herein.

     8.3  Right to Redemption

          No Successor Corporation shall have the right to redeem the Securities unless the Company would have been entitled to redeem the Securities in similar circumstances.

9    Supplemental Indentures

     9.1  Supplemental Indentures without Consent of Holders

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          9.1.1 to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          9.1.2 to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

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

          9.1.3 to add any additional Events of Default or Illegality Events for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default or Illegality Events are to be for the benefit of less than all series of Securities, stating that such additional Events of Default or Illegality Events are expressly being included solely for the benefit of such series); or

          9.1.4 to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

          9.1.5 to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or
                (B) shall become effective only when there is no such Security Outstanding; or

          9.1.6 to secure the Securities pursuant to the requirements of Article Ten or otherwise; or

          9.1.7 to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1; or

          9.1.8 to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

          9.1.9 to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause 9.1.9 shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

     9.2  Supplemental Indentures or Waiver with Consent of Holders

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture or waiver, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may (i) enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture or
          (ii) waive the application of any provision of this Indenture;
          provided,

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

          however, that no such supplemental indenture or waiver shall, without the consent of the Holder of each Outstanding Security affected thereby,

          9.2.1 change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of any Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.3, or modify in any way the Company's obligation to pay Additional Amounts pursuant to
                Section 10.7 or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, or repurchase on or after the Redemption Date or Repurchase Date), or

          9.2.2 change the terms of payment from, or control over, or release or reduce any collateral or security interest that may be created or provided pursuant to Section 10.6 or any supplemental indenture to secure the payment of principal, interest or premium, if any, under any Security, except as allowed under the terms of any such supplemental indenture, or

          9.2.3 reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          9.2.4 modify any of the provisions of this Section, Section 5.14 or
                Section 10.9, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.9, or the deletion of this proviso, in accordance with the requirements of Section 6.11.

          A supplemental indenture or waiver which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture or waiver, but it shall be sufficient if such Act shall approve the substance thereof.

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

     9.3  Execution of Supplemental Indentures

          In executing, or accepting the additional trusts created by, any supplemental indenture or waiver permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, in addition to the documents required by Section 1.2, an Opinion of Counsel stating that the execution of such supplemental indenture or waiver is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture or waiver which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     9.4  Effect of Supplemental Indentures

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     9.5  Conformity with Trust Indenture Act

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

     9.6  Reference in Securities to Supplemental Indentures

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

     9.7  Effect of Waiver

          A waiver shall be effective to waive compliance with the particular provision and for the particular instance for which the waiver was made and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such provision shall remain in full force and effect.

     9.8  Notice to Luxembourg Stock Exchange

          So long as any Securities of a series are listed on the Luxembourg Stock Exchange, the Company shall give notice to the Luxembourg Stock Exchange of any supplemental indenture or waiver of any covenant in regards such series effected pursuant to this Article 9.

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

10   Covenants

     10.1 Payment of Principal, Premium and Interest

          The Company will duly and punctually pay the principal of and any premium and interest (together with any Additional Amounts payable thereon) on the Securities in accordance with the terms of the Securities and this Indenture.

     10.2 Maintenance of Office or Agency

          With respect to any Global Security, and except as otherwise may be specified for such Global Security as contemplated by Section 3.1, the Corporate Trust Office of the Trustee shall be the Place of Payment where such Global Security may be presented or surrendered for payment or for registration of transfer or exchange, or where successor Securities may be delivered in exchange therefor; provided, however, that any such payment, presentation, surrender or delivery effected pursuant to the Applicable Procedures of the Depositary for such Global Security shall be deemed to have been effected at the Place of Payment for such Global Security in accordance with the provisions of this Indenture.

          With respect to any Securities that are not in the form of a Global Security, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Securities (in this case, without regard to the form of the Securities) and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, the City of New York) where the Securities of one or more series, notices and other items may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     10.3 Money for Security Payments To Be Held in Trust

          If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or

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

          otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on the business day prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit in Dollars with a Paying Agent in New York, New York a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will
          (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may, at the expense of the Company, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     10.4 Statement by Officers as to Default

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in

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

          the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

          The Company will deliver to the Trustee, as soon as possible and in any event within 15 days after the Company becomes aware of the occurrence of any Event of Default or Illegality Event or an event which, with notice or the lapse of time or both, would constitute an Event of Default or Illegality Event, an Officers' Certificate setting forth the details of such Event of Default or Illegality Event or default and the action which the Company proposes to take with respect thereto.

     10.5 Reports by Company

          The Company (unless at the time no Outstanding Securities have been registered with the Commission pursuant to the Securities Act) shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act.

          Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 12, 13 or 15(d) of the Exchange Act, the Company will continue to file with the Commission and provide the Trustee with such annual reports and such information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which are specified in Sections 12, 13 and 15(d) of the Exchange Act.

          Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

     10.6 Limitation on Liens

          The Company will not create, incur, issue or assume any Indebtedness secured by any Lien, other than a Permitted Lien, without in any such case effectively providing that the Securities (together with, if the Company shall so determine, any other Indebtedness of the Company) shall be secured equally and ratably with or prior to such secured Indebtedness.

          For the purposes of this Section, the (i) giving of a guarantee which is secured by a Lien upon or in respect of any asset of the Company, and (ii) the creation of a Lien upon or in respect of any asset of the Company to secure Indebtedness which existed prior to the creation of such Lien, shall be deemed to involve the incurrence of Indebtedness in an amount equal to the principal amount of such Indebtedness effectively secured by such Lien.

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     10.7 Payment of Additional Amounts

          10.7.1 All payments of principal, premium and interest in respect of the Securities shall be made without withholding or deduction for any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of Brazil or any Successor Jurisdiction or any authority therein or thereof having power to tax ("Foreign Taxes"), except to the extent that such Foreign Taxes are required by Brazil, such Successor Jurisdiction or any such authority to be withheld or deducted. In the event of any withholding or deduction for any Foreign Taxes, the Company shall pay such additional amounts ("Additional Amounts") as will result in receipt by the Holders of Securities on the respective due dates of such amounts as would have been received by them had no such withholding or deduction (including for any Foreign Taxes payable in respect of Additional Amounts) been required, except that no such Additional Amounts shall be payable with respect to any payment on a Security:

               (i) to, or to a third party on behalf of, a Holder who is liable for any such taxes, duties, assessments or other governmental charges which would not have been imposed but for (A) a connection between the Holder and Brazil other than the mere holding of such Security and the receipt of payments with respect to such Security or (B) failure by the Holder to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with Brazil or a Successor Jurisdiction, or applicable political subdivision or authority thereof or therein having power to tax, of such Holder, if compliance is required by such Successor Jurisdiction, or any political subdivision or authority thereof or therein having power to tax as a precondition to exemption from, or reduction in the rate of, the tax, assessment or other governmental charge and the Company has given the Holders at least 30 days' notice that Holders will be required to provide such certification, identification or other requirement;

               (ii) in respect of any such taxes, duties, assessments or other governmental charges with respect to a Security surrendered (if surrender is required) more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for and notice thereof given to Holders, whichever occurs later, except to the extent that the Holder of such Security would have been entitled to such Additional Amounts on surrender of such Security for payment on the last day of such 30-day period;

               (iii) in respect of estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or governmental charge imposed with respect to a Security;

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               (iv) in respect of any tax, assessment or other governmental charge payable otherwise than by deduction or withholding from payments on any series of Securities or by direct payment by the Company in respect of claims made against the Company;

               (v) where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000 or any law implementing or complying with, or introduced in order to conform to, such directive; or

               (vi) in respect of any combination of the above.

               For purposes of the provisions described in Clause (i) above, the term "Holder" of any Security means the direct nominee of any beneficial owner of such Security, which holds such beneficial owner's interest in such Security. Notwithstanding the foregoing, the limitations on the Company's obligation to pay Additional Amounts set forth in Clause (i) above shall not apply if the provision of information, documentation or other evidence described in such Clause (i) would be materially more onerous, in form, in procedure or in the substance of information disclosed, to a Holder or beneficial owner of a Security (taking into account any relevant differences between U.S. and Brazilian law, regulation or administrative practice) than comparable information or other reporting requirements imposed under U.S. tax law (including tax treaties between the United States and Brazil), regulation (including proposed regulations) and administrative practice.

               The Company shall promptly provide the Trustee with documentation, if any, (which may consist of certified copies of such documentation) reasonably satisfactory to the Trustee evidencing the payment of Foreign Taxes in respect of which the Company has paid any Additional Amounts. Copies of such documentation shall be made available to the Holders of the Securities or the Paying Agent, as applicable, upon request therefor.

               In respect of the Securities issued hereunder, at least 10 days prior to the first date of payment of interest on the Securities and at least 10 days prior to each date, if any, of payment of principal or interest thereafter if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish the Trustee and each Paying Agent with an Officers' Certificate instructing the Trustee and such Paying Agent as to whether such payment of principal of or any interest on such Securities shall be made without deduction or withholding for or on account of any tax, duty, assessment or other governmental charge. If any such deduction or withholding shall be required by Brazil or any Successor Jurisdiction or any authority therein having power to tax, then such certificate shall specify, by country, the amount, if any, required to be deducted or withheld on such payment to Holders of such Securities, and the Company shall pay or cause to

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               be paid to the Trustee or such Paying Agent Additional Amounts, if any, required by this Section. The Company agrees to indemnify the Trustee and each Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in reliance on any Officers' Certificate furnished pursuant to this Section, the obligation of the Company to so indemnify being joint and several.

          10.7.2 The Company shall pay all stamp, issue, registration, documentary or other similar duties, if any, which may be imposed by Brazil or any other governmental entity or political subdivision therein or thereof, or any taxing authority of or in any of the foregoing, with respect to the Indenture or the issuance of the Securities.

          10.7.3 The Company shall provide each Paying Agent and any withholding agent under relevant tax regulations with copies of each certificate received by the Company from a Holder of a Security pursuant to the text of such Security. Each such Paying Agent and withholding agent shall retain each such certificate received by it for as long as any Security is outstanding and in no event for less than four years after its receipt, and for such additional period thereafter, as set forth in an Officers' Certificate, as such certificate may become material in the administration of applicable tax laws.

          10.7.4 In the event that Additional Amounts actually paid with respect to the Securities pursuant to the preceding paragraph are based on rates of deduction or withholding of withholding taxes in excess of the appropriate rate applicable to the Holder of such Securities, and, as a result thereof, such Holder is entitled to make claim for a refund or credit of such excess from the authority imposing such withholding tax, then such Holder shall, by accepting such Securities, be deemed to have assigned and transferred all right, title, and interest to any such claim for a refund or credit of such excess to the Company. However, by making such assignment, the Holder makes no representation or warranty that the Company will be entitled to receive such claim for a refund or credit and incurs no other obligation with respect thereto.

          10.7.5 All references in this Indenture and the Securities to principal, premium or interest in respect of any Security shall be deemed to mean and include all Additional Amounts, if any, payable in respect of such principal, premium or interest, unless the context otherwise requires, and express mention of the payment of Additional Amounts in any provision hereof shall not be construed as excluding reference to Additional Amounts in those provisions hereof where such express mention is not made. All references in this Indenture and the Securities to principal in respect of any Security shall be deemed to mean and include any Redemption Price or Repurchase Price payable in respect of such Security pursuant to any redemption or repurchase right hereunder (and all such references to the Stated Maturity of the principal in respect of any Security shall be deemed to mean and include the Redemption Date or Repurchase

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               Date with respect to any such Redemption Price or Repurchase
               Price), and all such references to principal, premium, interest or Additional Amounts shall be deemed to mean and include any amount payable in respect hereof pursuant to this Section 10.7, and express mention of the payment of any Redemption Price or Repurchase Price, or any such other amount in any provision hereof shall not be construed as excluding reference to the payment of any Redemption Price or Repurchase Price, or any such other amounts in those provisions hereof where such express reference is not made.

     10.8 Indemnification of Judgment Currency

          The Company shall indemnify the Trustee and any Holder of a Security against any loss incurred by the Trustee or such Holder, as the case may be, as a result of any judgment or order being given or made for any amount due under this Indenture or such Security and being expressed and paid in a currency (the "Judgment Currency") other than Dollars, and as a result of any variation between (i) the rate of exchange at which the Dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in The City of New York at which the Trustee or such Holder, as the case may be, on the date of payment of such judgment or order is able to purchase Dollars with the amount of the Judgment Currency actually received by the Trustee or such Holder. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, Dollars.

     10.9 Further Acts; Protection of Collateral

          The Company will take any action, satisfy any condition or do any thing (including the obtaining or effecting of any necessary consent, approval, authorization, exemption, filing, license, order, recording or registration) at any time required in accordance with the applicable laws and regulations to be taken, fulfilled or done in order (i) to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under the Securities, this Indenture and any supplemental indenture, as the case may be, including any security interest created thereby, (ii) to ensure that those obligations are legally binding and enforceable, (iii) to make the Securities, this Indenture and any supplemental indenture admissible in evidence in the courts of the State of New York and Brazil and (iv) to enable the Trustee to exercise and enforce its respective rights under this Indenture and any supplemental indenture and to carry out the terms, provisions and purposes of this Indenture and any supplemental indenture;

          The Company hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be filed by the Company pursuant to this Section. Notwithstanding anything herein to the contrary, the Trustee shall have no duty as to maintaining, perfecting or collecting any collateral or security interest that may be created pursuant to any supplemental indenture.

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     10.10 Notice of Late Payment

          So long as any Security is Outstanding, the Company will forthwith upon request by the Trustee give notice to the Holders of Securities of any unconditional payment to the Trustee of any sum due in respect of the Securities made after the Business Day prior to the due date for such payment.

     10.11 Securities held by the Company

          So long as any Security is Outstanding, the Company will send to the Trustee, as soon as practicable after being so requested by the Trustee, an Officers' Certificate of the Company stating the aggregate principal amount of Securities held or beneficially owned, at the date of such certificate by or on behalf of the Company or any of its Subsidiaries. The Company will promptly notify the Trustee in writing when it or any of its Subsidiaries holds or beneficially owns Securities.

     10.12 Securities Issued or Outstanding

          So long as any Security is Outstanding, the Company will send to the Trustee within fourteen (14) days after any written request by the Trustee, an Officers' Certificate confirming the aggregate principal amount of Securities issued and/or Outstanding under this Indenture.

     10.13 Status of Securities

          The Company will ensure that the Securities will rank at least pari passu with any current and future unsecured and unsubordinated Indebtedness of the Company.

     10.14 Maintenance of Good Standing

          The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence. The Company will comply with all laws, regulations, rules and orders of Brazil, or any political subdivision thereof, which apply to its existence, property and business, including applicable environmental and labor laws, except to the extent such failure to comply would not individually or in the aggregate have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholder's equity or results of operations of the Company.

     10.15 Maintenance of Properties

          The Company will cause all properties that are material to the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the Holders of Securities. The Company will cause all of its properties and its business to be insured against all damages, claims, interruptions and loss encountered in the normal course of business.

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     10.16 Payment of Taxes

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company (the "Taxes") which, if unpaid, might by law become a Lien upon the property of the Company; provided, however, that (x) the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is then-currently being contested in good faith by appropriate proceedings and (y) the Company shall be in compliance with this
          Section 10.16 if the individual or the aggregate amount of the Taxes not paid would not have a material adverse effect on the ability of the Company to comply with its obligations under this Indenture.

11   Redemption of Securities

     11.1 Right of Redemption

          11.1.1 The Securities of any series which are redeemable before their Stated Maturity may not be redeemed at the election of the Company except in accordance with their terms and (except as otherwise specified as contemplated by Section 3.1 for such Securities) in accordance with the provisions of this Article.

          11.1.2 The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company, notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities specified therefor in the Securities of a series to be redeemed.

          11.1.3 If, as a result of any amendment to, or change in, the laws (or any rules or regulation thereunder) of Brazil or any political subdivision or taxing authority thereof or therein affecting taxation or any amendment to or change in an official interpretation, administration or application of such laws, rules or regulations (including a holding by a court of competent jurisdiction), which amendment or change of such laws, rules or regulations or the interpretation thereof becomes effective on or after the date specified therefor in the Securities of a series, the Company would be obligated to pay Additional Amounts in respect of the Securities of such series pursuant to the terms and conditions thereof in excess of those attributable to Brazilian withholding tax on the basis of a statutory rate of 15%, and if such obligation cannot be avoided by the Company after taking measures the Company considers reasonable to avoid it, then, at the Company's option, the Securities of such series may be redeemed in whole, but not in part, at any time, on giving not less than 30 nor more than 60 days' notice to the Holders of such Securities, at a Redemption Price equal to 100% of the principal amount thereof and any premium applicable thereto, together with accrued interest up to but not including the Redemption Date and any Additional Amounts which would otherwise be payable; provided, however, that (1) no notice of such redemption may be

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                 given earlier than 90 days prior to the earliest date on which the Company would but for such redemption be obligated to pay such Additional Amounts were a payment on such Securities then due, and (2) at the time such notice is given, such obligation to pay such Additional Amounts remains in effect.

          11.1.4 Before any notice of redemption pursuant to Section 11.1.3 is given to the Trustee or the Holders of Securities of the relevant series, the Company shall deliver to the Trustee (i) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the condition or conditions precedent to the right of the Company so to redeem have occurred or been satisfied and (ii) an Opinion of Counsel to the effect that the Company has or shall become obligated to pay such Additional Amounts as a result of such change or amendment. Such notice, once given to the Trustee, shall be irrevocable.

     11.2 Notice of Redemption

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall state:

          11.2.1 the Redemption Date,

          11.2.2 the Redemption Price and amount of accrued interest, if any,

          11.2.3 that on the Redemption Date the Redemption Price and any accrued interest shall become due and payable upon each Security to be redeemed and that interest thereon shall cease to accrue on and after said date,

          11.2.4 the conversion rate (if applicable), the date on which the right to convert the Securities to be redeemed shall terminate and the place or places where such Securities may be surrendered for conversion,

          11.2.5 the place or places where such Securities are to be surrendered for payment of the Redemption Price and any accrued interest, and

          11.2.6 applicable CUSIP or ISIN Numbers.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company, and such notice, when given to the Holders, shall be irrevocable.

     11.3 Deposit of Redemption Price

          On the Business Day prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest

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          Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

     11.4 Securities Payable on Redemption Date

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company to the Person in whose name such Security is registered at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.6.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by (or prescribed therefor in) the Security.

     11.5 Securities Redeemed in Part

          Any Security of a series which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

          If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected less than 61 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by lot or, in the Trustee's discretion, on a pro rata basis, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination which shall not be less than the minimum authorized denomination for such Security. If less than all of the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence, and the Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case

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          of any Securities selected for partial redemption, the principal amounts thereof to be redeemed.

          The provisions of the preceding paragraph shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

12   DEFEASANCE AND COVENANT DEFEASANCE

     12.1 Company's Option to Effect Defeasance or Covenant Defeasance.

          The Company may elect, at its option at any time, to have Section 12.2 or Section 12.3 applied to any Securities or any series of Securities designated pursuant to Section 3.1 as being defeasible pursuant to such Section 12.2 or 12.3, in accordance with any applicable requirements provided pursuant to Section 3.1 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.1 for such Securities.

     12.2 Defeasance and Discharge.

          Upon the Company's exercise of its option to have this Section applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations with respect to such Securities or series of Securities as provided in this Section on and after the date the conditions set forth in Section
          12.4 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 12.4 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (ii) the Company's obligations with respect to such Securities under Sections 3.4, 3.5, 10.2 and 10.3, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) the provisions set forth in this Article Twelve. Subject to compliance with this Article, the Company may exercise its option to have this Section 12.2 applied to any Securities notwithstanding the prior exercise of its option to have Section 12.3 applied to such Securities.

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     12.3 Covenant Defeasance.

          Upon the Company's exercise of its option to have this Section applied to any Securities or any series of Securities, as the case maybe, (i) the Company shall be released from any covenants provided pursuant to
          Section 3.1.17, 9.1.2 or 9.1.8 for the benefit of the Holders of such Securities, and (ii) the occurrence of any event specified in Section
          5.1.4 shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 12.4 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.1.4), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

     12.4 Conditions to Defeasance or Covenant Defeasance.

          The following shall be the conditions to the application of Section
          12.2 or Section 12.3 to any Securities or any series of Securities, as the case may be:

          12.4.1 The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (i) money in an amount, or (ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of and any premium, interest and Additional Amounts on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (A) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (B) an obligation of a Person controlled or supervised by and acting as any agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (A) or (B), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held,

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                 provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principle or interest evidenced by such depositary receipt.

          12.4.2 In the event of any election to have Section 12.2 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this instrument, there has been a change in the applicable U.S. Federal income tax law, in either case (i) or (ii) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for U.S. Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

          12.4.3 In the event of an election to have Section 12.3 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to the effected with respect to such Security and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          12.4.4 No event which is, or after notice or lapse of time both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 5.1.5 and 5.1.6, at any time on or prior to the day which is 90 days after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such day which is 90 days after the date of such deposit).

          12.4.5 Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

          12.4.6 Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

          12.4.7 Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

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

          12.4.8 The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

     12.5 Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions.

          Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 12.4 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 12.4, or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

          Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Order any money or U.S. Government Obligations held by it as provided in Section
          12.4 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

     12.6 Reinstatement.

          If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order of judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 12.2 or 12.3 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

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

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

In Witness Whereof, the parties hereto have caused this Indenture to be duly executed, as of the day and year first above written.

Executed as a DEED by

COMPANHIA VALE DO RIO DOCE,
as Issuer


By:
    -----------------------------------
    Name:
    Title:


By:
    -----------------------------------
    Name:
    Title:


JPMORGAN CHASE BANK,
as Trustee


By:
    -----------------------------------
    Name:
    Title:

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

           Certain Sections of this Indenture relating to Section 310 through 318, inclusive, of the Trust Indenture Act of 1939:

TRUST INDENTURE
ACT SECTION                                                    INDENTURE SECTION

(S)310(a)(1).................................................................6.9
      (a)(2).................................................................6.9
      (a)(3)......................................................Not Applicable
      (a)(4)......................................................Not Applicable
      (a)(5).................................................................6.9
      (b)....................................................................6.8
         ...................................................................6.10

(S)311(a)...................................................................6.13
      (b)...................................................................6.13

(S)312(a)....................................................................7.1
         ....................................................................7.2
      (b)....................................................................7.2
      (c)....................................................................7.2

(S)313(a)....................................................................7.3
      (b)....................................................................7.3
      (c)(1).................................................................7.3
      (c)(2).................................................................7.3
      (c)(3).................................................................7.3
      (d)....................................................................7.3

(S)314(a)...................................................................10.5
      (b)...................................................................10.5
      (c)...................................................................10.5
      (d)...................................................................10.5

(S)315(a)....................................................................6.1
      (b)....................................................................6.2
      (c)....................................................................6.1
      (d)....................................................................6.1
      (e)...................................................................5.15

(S)316(a)(1)(A).............................................................5.13
      (a)(1)(B).............................................................5.14
      (a)(2)......................................................Not Applicable
      (b)....................................................................5.9
      (c)....................................................................1.4

(S)317(a)(1).................................................................5.4
      (a)(2).................................................................5.5
      (b)...................................................................10.3

(S)318(a) ...................................................................1.7

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of this Indenture.

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